: CNH05B.CDI #CMOVER_3.0E COMMERCIAL REAL_COLLAT ! UNRESTRICTED MAX_CF_VECTSIZE
620
K
[illegible]

ÒYí²-.eMbÞdâ·£Žxå=ë□mn^□F~□J½íx½â†0æçç&"ŽÕéáéb~ràç-Ð)□"□=ä!êàÙ"□□m.J½ýÐ´è-^¦□ëh2□,Ì‹
»Ðùä□]M*Ñéxæõñ~□éæ}dêxRê³□Ò‰®□fÙ
nøµR&!Õ□Õé8.]~©^r□˚ðð~□.Þ'□ÕêÕßÕêÒ¸‡æ‡™j.=q]~^æF~□ZíxÛJ-.Þ+~ØdÙ&}^-bÞê□m9Y»Õì□Û!ÖçŠé
áÄð~-¶æ};ÞxRÞì□ÒÆÆøø»T-¿»äæÒäy□âM*Üé&¾xB~J-.n□çX□J□.æ~ÖçÕÝ
á-q%□Õw□ßµ!□âMž^½êŠI~â)ëâM9□â)B½^Æ□ü»□™¿»Ð´']~©d□ávv½^Ò=ŽvQâÚì¢□íx„äfØxòñMì□½~□.åxí□
n□ëC^$¸-^□ÓâÙk»xiéÃ□ßêz-ôÐxÒå÷®ÐéÒÒá}ŽÊâMåÕ□â'zv^MJâÕé□ÆÃü□□□¿äÐå)B½^æ‰²Žm*ÞCN½'R□ÛÒ
□ë*~½}òn□□
~-.j□nd□□íxÖbâ&"ŽÕéâéb,"□□¿□Ðù»T□ýÐßè-äv^Òçæé)á˜'nÞƒ3Ž]&äx¹áÝíRŠëõñ™æÒäyÞµ~©ñð~r.nÒÑ
ÑYÐ□^÷ð©3.Ñ□~ÒöÄ□□ïxm.-†åâMºá%‡áÕ~-qÞëÕ=Ýdi˜ÛnØ□-äuPïðð "ÆòôÒ¯ K
Kÿ=à»Ðë□m.áÃÕ~-□þ»□Ã¿»ÐÑ'□ýä□}³
¿»Ð´!mYä¿»Ð©»□M1ŽMà-ñ²»ÕÚÕÐ˜6D□dõ"Kÿ»T®-yæéæ}ô□^□□~þÒ¨ó<DÓ□□¿äÐù»?]~Ò‡¿»àÃ»□½¹x□[Z□¿
»□ù»□íÇò Kÿ□à»Ðá□□íÖ□f]ëó Þâ□æám}□m.□±^~□.Þt¸XM÷Ä½Ñ~rëæÑÐxô
Kÿ»T]ëå)ëâx½âMwºÕt□€□□□ßÕC~Ã[íú¦'□nAR□ž&ÞáÕdíx'Z□M~□,ŸK ykF!¿ÙàáëØê'l<□¨ŸK
□Ò'ºâ-^æJ□ßõx
^‰Ž-Í™^□nÆ›-.:ÎÆnâäu¿†§^Î²ìÒå®›}êÑlø □Ò'ºâ-^æJ□ßõx
^‰Ž-Íœ^□nÆ›-.:ÎÆnâäu¿†§^Î²ìÒå®›}êÑlø □Ò'ºâ-^æJ□ßõx
^‰Ž-Íž^□nÆ›-.:ÎÆnâäu¿†§^Î²ìÒå®›}êÑlø □Ò'ºâ-^æJ□ßõx
^‰Ž-Í-^□nÆ›-.:ÎÆnâäu¿†§^Î²ìÒå®›}êÑlø K □Ò'ºâ}[ZxT~¡‹½¿□àõ
à»Ð÷□□½fà»àð□□MÖàÇlvpDD$□Ÿ□Ò'ºâ}[ZxT~¡‹½¿□àõ à»Ð÷□□½fà»àð□□MÆ™¿Ç□ y□□ýñ
□Ò'ºâ}[ZxT~¡‹½¿□àõ à»Ð÷□□½fà»àð□□MÆœ¿Ç<pDDD□ô □Ò'ºâ}[ZxT~¡‹½¿□àõ
à»Ð÷□□½fà»àð□□MÆž¿Ç<pDDD□ô □Ò'ºâ}[ZxT~¡‹½¿□àõ à»Ð÷□□½fà»àð□□MÆ-¿Çl=-□ □ø
K □Ò'ºâ}[ZxT~¡‹½¿□àõ à»àð□□½å®»□□‹»Ðd¢{ÌfsDDD□ô □Ò'ºâ}[ZxT~¡‹½¿□àõ
à»àð□□½å®»□□‹»Ðd3ü{Ìt'□p~□Ÿ□Ò'ºâ}[ZxT~¡‹½¿□àõ
à»àð□□½å®»□□‹»Ðdcü{ÌwDDD{DŸ□Ò'ºâ}[ZxT~¡‹½¿□àõ
à»àð□□½å®»□□‹»ÐdCü{ÌwDDD{DŸ□Ò'ºâ}[ZxT~¡‹½¿□àõ à»àð□□½å®»□□‹»ÐdÄü{Ì¢p '□„ŸK K
□Žm©›□ÒPEâÂ"ÌÌÌèWÒ.à»ð□º□:.□~þ»?~¿»¿…vÏwt□»T□ŸK □Òd²Öé+˜ÌÌÌ"ÌÌfsDDD□ô
©^□È□íÖÞ"ÁË"ÌÌlÌKÌ}µõ Kÿ□1†âÑÐ'¼Ì"ÌÌÌ□DGJ© jrx¹ÒâÒÑçÑäx¼ÌÌøCt¤<ŸK
Z¿»¿Ò·^ÕÑä'AÒF□˜ÌÌl¦ K □Ò'ºâW¿íY□Ò·!-n‹ÙdöVK
□ÒdäÙg{z¿ÙYÎÝÝÝéêf(àÙç□‹éÑäxÎÎÎÚÎÎÎ□t¤dØÌÌÌAÒd¿í'^vôô˚éââ'Î±ÎÎÎwtFvÀK
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'Î‹ÇüÒä□}kÃ›□¿†"n}□Ú·Žò[¯óÇ□Ì}4ö›-j'¿é□dýöXCô
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'lø¿Çü-»□}_ö›□àÙ"nI/Ú·Ñ-[¯Âl??àÁÜ·R¿Ùêzù›□yöÃó¬ölCÀ
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'<ø¿Çü-»□}_ö›□àÙ"nI/Ú·Ñ-[¯Â<??àÁÜ·R¿Ùêzù›□yöÃó¬ölCÀ
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'□ø¿Çü-»□}_ö›□àÙ"nI/Ú·Ñ-[¯Â□??àÁÜ·R¿Ùêzù›□yöÃñ¬ölCÀ
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'æø¿Çü-»□}_ö›□àÙ"nI/Ú·Ñ-[¯Âœ??àÁÜ·R¿Ùêzù›□yöÃù¬ölCÀ
K
□Ò'ºâñÐq"xn˜yN□‹ØõȻT.÷»?^¿»□ä'¿□Ðô»T}~ØP□@ü$Ì¿ø□□]¿äàrÕÐ'þöCÄ¿ÁÈ»□□□□n¿ÝÑ□ñ□çXÑÐ'□ßì
åxâÂ›M□®ÒçXåä'□˜ö3 K
'êxæEÖ^&Ò£~Ã[¼Iø¯}æ□TŽ-›ÿÿÿ ÿÿÿËÿÿÿ ÿß·R¿ÙáŠtÍF‹ÄÌÌ"ÌÌÌøÌÌÌ"ÌÌÜÞÕy.àÙÚ/ë·f¿¶Ðdý·
K □Ò'ºâÎÎÊ‹□¿äÐ•~‹»ÐÕä□}çÃ»□□à»Ðdéý{Ì«
□Ò'ºâÎÎÊ‹n¿äÐêÒÃ»□Mà»ÐwJ¿»à¯»□MâŸ¿Ç□ŸK K z½æ
Mu.ŠÕé'ŽëÚõ¯Lmë9ÏªªžªªªuÐŸz½æ
Mu.êY~R=çÎÎÚÎªªõªªª□DŸK K □Ò'ºâWMAââ¯□l¯ñÎÄó□ÐM□¯ÂÚÄùE¯□¯ÂÚ÷□ð□¯ñÞõŠK
□Ò'ºâ=tj½ý‹!¿»ÐßxdJäÐú»?M□□□çô»?□¿»¿(¿kX¿{ÌàÇü»?~½~□ö›-ÀàÐt□¿é□Æ²‹¿-ö»ù§K
□Ò'ºâ¿è»□-q}¿»äö»□"ç÷»?□¿»□dý{øô K z¿»¿ÕT'□þº»□ÃöúZÒõ›B‰Ÿ
¿»□¶çä□4DD□BÄMJÎ!ŠÕÌ¿»ää%¿ŸÙÓÝéÝÝÝAM□}ßØåç□ç‡Mò□Ä□7□âbÂ›□MPßµâÖÎÎÎ±Îñ»?.mô¯LÌ¿□àñ»TM
~□úCt¤<Ì¿»äö»□q□~ÎwtFvÀK z¿»¿ÕT'□þº»□ÃöúZÒõ›B‰Ÿ
¿»□¶çä□:DD□BÄMJÎ)□"¿»ÐÕ%¿ÂƒÓÝÝéÝÝ□□□}ëìáç□K@ì€âY.fàéÑôÄ][.±ÎÎÎÚ□¿»¿ÒF□ûÄü»T□¿»ää'ácD
G:òü»□□¿»äæèç<□gd÷=K z¿»¿ÕT'□þº»□ÃñúZÕõ›B‰Ÿ
¿»□¶çä(‰DD□BÄMJÎ)□"¿»ÐÕ%¿ÂƒÓÝÝéÝÝ□□□}ëìáç□K@ì€âY.fàéÑôÄ][.±ÎÎÎÚ□¿»¿ÒF□ûÄü»T□¿»ää'ácD
G:öü»□□¿»äæèç<□gd÷=K z¿»¿ÕT'□þº»□ÃúúZÕõ›B‰Ÿ
¿»□¶çä□PxD□BÄMJÎ)É£»□□jò□ÌbÝÝÝéÝíÑ«Ð·Ži~ÎA^Ä□h©âböÄ□M□ëµåâ±ÎÎÎÚñ»□qmôðxÌ¿»¿ñ»□y~□Î□t
¤Cø¿»Ðª»□.¹~ÎC+FvŸK z¿»¿ÕT'□þº»¿ðú=□û›□ÖŸ
¿»□¶çä□…GD{DÜäÖœ□Ã£»□□jò□ÌbÝÝÝéÝíÑ«Ð·Ži~ÎA^Ä□h©âböÄ□M□ëµåâ±ÎÎÎÚñ»□qmôðxÌ¿»¿ñ»□y~□Î□t
¤Cø¿»Ðª»□.¹~ÎC+FvŸK
z¿»¿ÕT'□þº»□÷ú›ìõ›□Öýô- □¿éŽëÚõ¯®-.□ý²‹‹è÷»T½~M»□-à»ÐôÕÐtNà»àñ□□Žòä‰¯»?}¯»-ÜæçxBöƒV
¿»□¶çäXvDD{DÜäÖ|BÆ£»□□jò□ÌbÝÝÝéÝíÑ«Ð·Ži~ÎA^Ä□h©âböÄ□M□ëµåâ±ÎÎÎÚñ»□qmôðxÌ¿»¿ñ»□y~□Î□t
¤Cø¿»Ðª»□.¹~ÎC+FvŸK
z¿»¿ÕT'□þº»¿ñú>ìõ›-„OßJÝñ›□â®]¿ÝÚâÒŠ/»ø¿~¿»□ëxd‹»ÐúâDM□:MçÕä□□¿□à(¿Äøº»Õñº›"m~Î□d?˜
¿»□¶çäxBÄM!ÎÄü□□□^-□Ì=éÝÝÝ,íÑõä·Ž]!ÎA□ð□h□ºbö›*M□ßêââÎÚÎÎÎ®»□.ÝôðL"¿»à»□M!□ÎC@¤cÌà»
Ðõ□□.□!ÎCtrvŸK z¿»¿ÕT'□þº»¿õú>ìõ›^=¿Ùµ«
¿»□¶çäXvDD□$DÜÐçLüä□]ëä'EÖñ□~-9^½ŽòÍÂnl-æh±ÎÎÎÚÑôÐèŽ]~úA□ÄQh□åvö›□□□ßµÑâÎÎ±ÎÞá□¿ÀÜŒÝ
□¿□àÕFPÏÄü□□□¿äÐä'Õ<DG5Çü»?]¿»¿Òèç□Dgd¨ K z¿»¿ÕT'□þº»□Dôú™n,Ñ¤
¿»□¶çäÚþ»□Ñ&ÞZJÍF$›F$Ä‹»Ð□¢»□MX¿ÈÖV

¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M□¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M(¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M¨¿ÈöVK   z¿»¿ÕT'□þº»□DôxÀú-nÝÑû
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□□‹Èö
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□MX¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M□¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M(¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M¨¿ÈöVK   z¿»¿ÕT'□þº»□Dôç4ðú-1,Ñû=
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□□‹Èö
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□}‹Èö
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□MX¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M□¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M(¿ÈöV
¿»□¶çäÚþ»□Ñ&ÞzJÎF$›F$Ä‹»Ð□¢»□M¨¿ÈöVK   K
©^□È□í!)Y.Þµ&□½‹éWM*ââ}_F~î±ñ»□□môð3É¿»Ôñ»□□~□Îwt¤d£»□]‹»àÒ·ç<DSdÇ¿ääö»?.wmqÎCt□cŸ□Ò
'ºâ-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-Î™Ìîñ□□.m«ðlÉ‹»àñä□M~&ÎCtûdü»?]¿»¿Òèç□Dgd¯¿»à»□.(m.Îwt¤cÀ□Ò'ºâ-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-ÎœÌîñ□□.m«ðlÉ‹»àñä□M~&ÎCtûdü»?]¿»¿Òèç□Dgd¯¿»à»□.(m.Îwt¤cÀ□Ò'ºâ-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-ÎžÌîñ□□.m«ðlÉ‹»àñä□M~&ÎCtûdü»?]¿»¿Òèç□Dgd¯¿»à»□.(m.Îwt¤cÀ□Ò'ºâ-n¶Ñû›!ÕT'□Þ·f»ç
^‰Ž-Î-Ìîñ□□.m«ðlÉ‹»àñä□M~&ÎCtûdü»?]¿»¿Òèç□Dgd¯¿»à»□.(m.Îwt¤cÀK
ZbRv¿Úáìáá¯1-^ÒÐñ›M(~¯ÿËÿÿÿ ÿÿ½á~ÕTx.þÚðõº□ðM<¯□ðÚÄ®º□¯yœ¯»¯êðº?¯}¯ ÿÿÿËÿÿÿ"ë)e*Ò-õT
ÌmëRbîî±îîîÚî}ëvеÞYJRbç‰²^xufnî±îîîÚîîÒ'.f¿Ý×Û¯□¿ÈöÎÿÿÿ ÿÿÿÛÐdT¸ò›}□ÿò‹1¿»ÐÞÒ÷»TM¿»ä
w~¿ääð»?MÓ?§ÿÿÿËÿÿÿà»ÐäìãÑY¯›□^‰Ó^Ø¹bîîÚîîî±îvMj×YðÄ□MFA.ÌFX"Q¢Ì   K
ZbRv¿Úáìáá¯□.
¿íG^õÿÿÿÿËÿÿÿ ½Õ~áT'.¡ÚÄöŽ□¯Mc¯»ðîÃñºT¯Mœ››ðê¯º□¯I¯»ðµñúÿËÿÿÿ ÿß·ªRæ□º'%vZ-ëuBdææÚîî
î±îî.¹çböÄ~½ýÞõ‹lðÿÿÿËÿÿÿ n×äA□□¿¶ÐdTÓâæ†Î˜,ð=K
yFn¹¯^b©□¯ÿ]û›:Øi□àéWMAââî±îîîÚîîî±¿ÇüÞõ‹lð
yFn¹¯Ml›ÿÿÿ]û›:Øi□àéWMAââî±îîîÚîîî±¿ÇüîÄöšyFn¹¯M<›ÿÿÿ]û›:Øi□àéWMAââî±îîîÚîîî±¿ÇüîÄ
óšyFn¹¯M□›ÿÿÿ]û›:Øi□àéWMAââî±îîîÚîîî±¿ÇüîÄñšyFn¹¯Mœ›ÿÿÿ]û›:Øi□àéWMAââî±îîîÚîîî±¿Çü
îÄùšyFn¹¯□¯Ëÿÿÿ€µ¿é¨□æñÄ~ÕT□.îî±îîîÚîîî¡{Ì¯:
yFn¹¯}¯Ëÿÿÿ€µ¿é¨□æñÄ~ÕT□.îî±îîîÚîîî¡{Ì¯I¯
yFn¹¯□¯Ëÿÿÿ€µ¿é¨□æñÄ~ÕT□.îî±îîîÚîîî¡{Ì¯*¯
yFn¹¯M¯Ëÿÿÿ°Z□~&½®]àéÐd™^½^□~MMR{äxæÕÝÝéÝÝÝ,ÝÝÝ‹ÇüÚ›öúÛðóúÛ›ñúÛðùšK   K
yFn¹¯^½ß÷üÿ ÿÿÿËÿÿî□□~□%®]¿¶Ðdí±m.æ±îîîÚîîîA□nW©□¿Ù8äf^ìæbî±îîîÚîîî±¿ÇüîôúêˉúÚ÷Îêñúð
^b□*¯   K
□Ò'ºâ-n¶Ñû›!ÕT'□Þgä9þÚôÎÿÿÿ ÿîñ□□.m«ðLÌ‹»àñä□M~&ÎCtûcÌ¿□Ðõ»T.□~úCtF)ü»□*M□}´Øåç(□@ìß
ÖY.R¿éÑ«ð][□ŸK   K   y^½1Óë)Ñú»□r.]ÍÀ   K   K   ™å'zv¿éâ²^×□f
^‰Ž-Î™Ì□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÄ»□½ü.]ny~â¿äà†ÐB□□E!□ÞtÓØó   K
™å'zv¿éâ²^×□f
^‰Ž-ÎœÌ□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÄ»□½ü.]ny~â¿äà†ÐB□□E!□ÞtÓØó   K
™å'zv¿éâ²^×□f
^‰Ž-ÎžÌ□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÄ»□½ü.]ny~â¿äà†ÐB□□E!□ÞtÓØó   K
™å'zv¿éâ²^×□f
^‰Ž-Î-Ì□ŽYö›-□ÒJ□Ëÿ}¿äÐ;êæåÖäxþ»□™¿»àŠû›^y~MÝ,ÝÝÝéÝÝÝ,ÝÝÝéÝý»T-äu©d¿Ùµ%-ôÄ}¿»□;êÒÑÖä
'¡»□-‹»àÕ¤›^MJMÝÝ,ÝÝÝéÝÝÝ,ÝÝÝéý»□2ëfîÚîîî□µ¿ÙÄ»□½ü.]ny~â¿äà†ÐB□□E!□ÞtÓØó   K
K   »»à□MuâÖ¯‹¿äÐàò□□]□à»Ðú□□}~ðÿÿÿËÿÿÿ ¿»àÂÐãÙ»õ   »»à□MuâÖ¯‹¿ää
¿□Ðåñä□-¿□Dç÷¥ÿÿÿËÿÿÿ »□n;=žM□Ÿ»»à□MuâÖ¯‹¿äÐçò□□]□à»Ðú□□}~ðÿÿÿËÿÿÿ ¿»àÂÐãÙ»õ
»»à□MuâÖ¯‹¿äÐt□Æ»□]A¿»ÐÎ»□}!¯ÿÿËÿÿÿ ¿»àÂÐãÙ»õ
»»à□MuâÖ¯‹¿ääõ»?nù»T-¿»äç÷ú ÿÿÿËÿÿÿà»àöääÙäª
»»à□MuâÖ¯‹¿äÐõ»?.÷»Tm¿»äëf¿äÐú»?}~ ÿÿÿËÿÿ»Tn□=ªM^Ÿ»»à□MuâÖ¯‹¿ää÷»?^□ðä□.¿□à)]!¯ÿÿËÿ
ÿÿ ¿»àÂÐãÙ»õ
»»à□MuâÖ¯‹¿ääõ»?nù»T□¿»äæõ»T-¿»äçÇö¥ÿÿÿËÿÿ¿ääöÐ×ÙäõV»»à□MuâÖ¯‹¿äÐ{ú□□}~ðÿÿÿËÿÿÿ ÿ¿»Ô
öÐã†äõ »»à□MuâÖ¯‹¿äÐ{ô□□=~ðÿÿÿËÿÿÿ ÿ¿»ÔöÐã†äõ
»»à□MuâÖ¯‹¿ääö»?-.}à»Ðô□□}ç¨»□□‹»ÐdðÿÿÿËÿÿ¿ääöÐ×ÙäõV»»à□MuâÖ¯‹¿äÐõ»?.
¿äÐ÷»?M^õï»Ðô□□=~à»àñ□□^Mñ¯ÿÿËÿ¿»¿öÐãíäõ   »»à□MuâÖ¯‹¿äÐõ»?.
¿äÐ÷»?M^õï»Ðô□□=~à»àõ□□.mðÿÿÿËÿ»□1□=žy^Ÿ»»à□MuâÖ¯‹¿ääõ»?nù»T□¿»ÒÒú»TM¿»ää÷ú ÿÿÿËÿÿ»T
n□=ªM^Ÿ»»à□MuâÖ¯‹¿ääõ»?nù»TM¿»äw~¿ää÷»?M^
à»Ðô□□=~ðÿÿÿËÿ»□1□=žy^Ÿ»»à□MuâÖ¯‹¿ääõ»?.□¿äÐ÷»?ŽU¿äÐ÷»?½f¿ääð»?Möú ÿÿÿ‹»àö□ãÙäÁ
»»à□MuâÖ¯‹¿äÐú»?^Òñä□M¿□Ðw~à»àð□□Mö¥ÿÿÿËÿÿ»Tn□=ªM^ŸK
y³í¯»□mONþ»T-¿»äÔÐã□àç¿□àõ»TŽm.Ã   K   K

Kô]à»àÒt~ž½¿»ÐÃ»M õð»?M¿»³Ž]Jþ»¿»àææÒäy~½ý¿äÐäÖæ¿»Ð«»}fŽ]~À{ww(wwwCwww(wwwC
ww-»»Ð vŽmÐ'ÎËàø»y¿»àÎ¿»äÁ»~±îîîÚîî¿¯lDBÀKŸ»»Ð vŽmÐ'ÎËàø»:¿»Ð ¿»äù»~¿»Õñ»Ñâîî
Úî¿Ç£»½Þ×9dàÙY~™ã÷ô…ôËÄÚ÷EêñúS»»Ð vŽmÐ'ÎËàø»:¿»àð»™¿»àz¿»Õð»ÖÝÝéÝ¿Ç£»Àò}Ž
Š³áxæ¿wÎ™?ïxÖÒÕ¿‡ô»*ù»¿»àÃ&‹¿äÐû»?^ðä}¿Ðköä¿Ðd‹
‹¿»äû»ð»?}¿»kö»?¿»d_¿¿»Ð¤»^©ð»"¿»Ð_ö»Q¿»ÐPœ?¿äàÒæîîî±îîîÚîîî±îîîÚîîîÂñò}º
Õ³å˜Ò¿wøÃ?ï˜âÒÕ‹Øô»Tù»?^¿»¿÷&‹‹»ÐûäÄÄ»}à»Ðk»à»Ðd(_‹¿äÐû»?^ðä}¿Ðköä¿Ðdœ"
ÌÌÌøÌÌ?à»àÒÒ&îî±îîîÚîîî±îîîÚîîî±ñòÌŽÕ³º×Ò¿CÌÁ?˚×âÒá¿ØõäÚ^¿àä÷&¿¿»Ð¤»^©ð»"¿»Ð_
ö»Q¿»ÐPœÌÌ"ÌÌÌøÌÌÌ"ÌÌÌ¿»àæ&ÎÐŸK
»»Ð vŽmÐ'ÎËàø»:¿»àð»j¿»àçù»?¿»dÝÝéÝý{"¿»Ðƒƒ¿Ùµ%ù›:MÖp¿èð.
à»ÐúÀÒ®»‹»Ðd¢Ì¿Ì»Mà»à'‹»àõä~þ§»»Ð vŽmÐ'ÎËàø»)¿»à‡åÑYÄ»-à»ÐçÓîîî±¿Çü¿¿»à¯».
9¿»Ð¥»^æñ»Q¿»ÐPýÌp¿ø»?¿»¿Òð»?-¿»¿%¿àð»TMÖ_‹ø»Q¿»àæð»¿»àæçù»T¿»àdý"»»Ð vŽmÐ
'ÎËàø»i¿»àð»I¿»Ð»U»?^¿»¿ÒYŽÚîî¿¯LBÔ=K
»»Ð vŽmÐ'ÎËàø»i¿»àð»I¿»Ð»U»?M¿»ã÷»?¿»¿ÕäêÚþ{Ìà»ÐCÌÒLB«ñ=Y}^Ã~¿éæ%TçãÒåÂÒÚå
ð›}ÐUÚL¿èð½å®»‹»Ðå¨»‹»à(¡ö‹¿Ðñ»TŽ]©¿»ú»I~þ÷Ô¿»ÐÁ».R¿»ÐÃ»Mõ˚»Õõ»qåé
"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿ¿»Ð¸%ÑéÃ›.]u.=]~/ð].
‹ÙGª ? »»àÙÒÒçÓ×Û¼£»}-p¿Øõ.
à»Ð÷Mª˚»ÐÀ»=!QM®Ê"»»ÐÏË‹»ÐG1-¿Ù@·Ž]!/ÏÄ   {ww(wwwCwww(wwwCww-K
Kô^à»àÒÕRÒuqþ»I¿»Ð4F~RyÖ¿»¿ð»yFu.©
{ww(wwwCwww(wwwCww-»»Ð vŽmÐ'ÎËàø»j¿»àñ»I¿»àõ»I¿»Ð4ö»:¿»Ð;ÝÝýOÌ¿»/ßÓX=[!-ý{ól
?ï˜âÒÕß·fàéÐdK‹½¿äàÕ   ‹»Ð÷ä½f‹»àðäMÆÅ·ø»T½¿»ÔÕ
¿äÐ÷»?½f¿äàð»?MÆÉ ÿÿ¿àÒæyîîîÚîîî±îîîÚîîî±îîî©ñò}ÑÕ³ååÒ¿w"óó~.]ý-}kö¯MöèØû»?^ðä}
¿Ðköä¿ÐdœfóÿÿËÿÿÿ ÿÿ»?.mn½}kö¯MöV»»Ð vŽmÐ'ÎËàø»j¿»àñ»‰¿»àŠ
¿»ä÷»âf¿»Õð»ÖÝÝ‹Çü»TñòÌŽÕ³º×Ò¿CÌöó!-.]Éò‹½à»àÕ=¿»Ð »½R¿»à »M·ø»T½¿»ÔÕ
¿äÐ÷»?½f¿äàð»?MÆñèø»‰¿»àŠ
¿»ä÷»âf¿»Õð»ÆÉ?‹»àÒ'&îîÚîîî±îîîÚîîî±îîîÚñò"ŽÕ³Ñ×Ò¿(ÌóóJ-.]¢ò‹½‹»àÕV¿»ÐÃ»½9¿»àÄ»
M©·ø»?½¿»¿Õ   ¿Ð÷»T½f¿àð»TMÆÉÿÿÿ ÿÿÿ‹»àÒ'&þ‹‰¿»àŠ ¿»ä÷»âf¿»Õð»ö
{ww(wwwCwww(wwwCww-»»Ð vŽmÐ'ÎËàø»™¿»àz¿»äô»"ç÷»?¿»dÝÝéÝ¿Ç£»}_ö»Ö¿Üõ»q¿»ä÷
»ÑU¿»ä÷»âf¿»Õð»ö   {ww(wwwCwww(wwwCww-K
KôMà»à©~[;ÿ»*¿»à°nJæ×Ûà»àõ.&Êâ¿»äô»"·Ž]Jþ»¿»àÓ¿»Ð¥»^æáØåŽYð
{ww(wwwCwww(wwwCww-»»Ð vŽmÐ'ÎËàø»©¿»ÐÊ~¿»Õõ»1ù»™¿»Ð¸çîîÚîþ{"&x¿À   K
»»Ð vŽmÐ'ÎËàø»j¿»àÉ¿»àÅ».ò¿»ÐÀ»=!îîîÚîþ{"¿»Ð-/ßç=[~ý{Ç3üó~.]ýÔ¿»ä•~¿ääõ»?nù»T
-¿»äççoàø»‰¿»àŠ
¿»ä÷»âf¿»Õð»ÆÃ¿àÒæyîîîÚîîî±îîîÚîîî±îîî©ñò}ÑÕ³ååÒ¿w"Ã?ïääÒÕàØù»?]é÷ä^¿à-¿äÐú»?}
~þ©‹¿»äû»ð»?}¿»kö»?¿»dü.m1âîîÚîîî±îîîÚîîî±îîîê/ß¸X=[J-ý{¯üóJ-.]¢‹¿Ð•~à»
àõnùä-¿ÐçÇ0¿ø»?½¿»¿Õ
¿Ð÷»T½f¿àð»TMÆÉ‹»àÒ'&Î$pÝ{ww(wwwCww-»»Ð¾Õ;Íÿ¿»Ðê®-./ßµÉ"~þ§»»àÙÒÒçÓ×Û¼£»
}-p¿èõnùä¿àÒúäM¿Ðåç`
»»ÐÏË‹»ÐçzÑé÷¯.]B*.=.ì~/¯1-^ÒÐñ›M(~¯?={ww(wwwCwww(wwwCww-K   Kômà»ÐëRþ»!¿»àá
àRÀ{ww(wwwCwww(wwwCww-»»Ð vŽmÐ'ÎËàø»I¿»à‡ó»i¿»à-¿»ÐÃ»½1æîîÚîþ{"¿»àmY¿Ïmëf‹Ùtç‡ó_
»»Ð vŽmÐ'ÎËàø»i¿»à-¿»ÐÃ»½1ö»™¿»Ð¸çîîÚîþ{"/¿ø}¿ääØó]¿äàr¿Ðö»T½næ‹Äü‹à»Ðû^¯
»}‹»Ðk©»‹»Ðd¢öòlpŸK »»Ð vŽmÐ'ÎËàø»J¿»àŠ
¿»äö»q)mÝéÝÝÝ¢{Ì¿Ð/€çX=o~-m!ÎVüÇ~-.ÍF$pìÒæyîîîÚîîî±îîîÚîîî±îîî©ñò}ÑÕ³ååÒæçcÉ?ïää
ÕÕÇÌmnâ±îîîÚîîî±îîîÚîîî±ÎÞßçXb[~-Y~ÎAfó~-]Ì$(ÌìÒÒ&Ì$/Ÿ»»Ð vŽmÐ'ÎËàø»J¿»àŠ
¿»Òò»ÁÒâçÚîîî±¿Çüñ-}Žô‡äxÒ'çlÂ×äðLìææ&î±îîîÚîîî±îîîÚîîî±îñÆÒçXb[~-É{Çlªómäõ/
‹]à»àr‹»Ðöä½nû-à»ÐçÓ¿»Ð¿â¿èÃ»^Ãð»Y¿»àÍÒöóÇ»~r.]Íò.mn½îîîÚîîî±îîîÚîîî±îîÞ-/ßç=
[~m~ÎÌüó~.]ýÔ~¿»ÔÕ
¿ääò»?žÒå¸¿»ààææ&î±îîîÚîîî±îîîÚîîî±îñÆÒçXb[~-É{Ç‹¦óMâÕ/‹]à»àr‹»Ðöä½nû-à»ÐçÓ¿»Ð¿â¿
èÃ»^Ãð»Y¿»àÍÒöóÇ»~r.]Íò.mn½îîîÚîîî±îîîÚîîî±îîÞ-//}ÑÕ³ååÒ¿w""?ß`þ²‡õ»÷»2¿»Ðßf¿
»ú»I~þ»Tm~þ¿~¿»¿Õ
¿Ðö»T.)m?¿»¿xâÒáLìÒ'&îîÚîîî±îîîÚîîî±îîîÚñò"ŽÕ³Ñ×Òæ¸Ä?Û×âÒŠ¿è÷^¯».‹»à)~þ»?.m
n½îîîÚîîî±îîîÚîîî±îîÞ-//}ÑÕ³ååÒ¿w"A?ß`þ²‡õ»÷»2¿»Ðßf¿»ú»I~þ»T
.þ¿~¿»¿Õ
¿Ðö»T.)m?¿»¿xâÒálìÒ'&îîÚîîî±îîîÚîîî±îîîÚñòçX=o~-ý$ÇÒÇMåáp‹]¿àr¿äÐö»?½nöä-¿Ðç
çà»ÐæÓ¿è÷ä^ûmà»à'æöóóä~-]ÍÄqmnâ‹è÷»T^ðð.¿ää)]JŸ{ww(wwwCwww(wwwCww-K
Kô^à»àbf)þ»TM¿»äwëØº¢¿»Õ÷»^
.Ã   {ww(wwwCwww(wwwCww-»»Ð vŽmÐ'ÎËàø»j¿»àÉ¿»àÃ»M
¿»äú»"~îîÚîî¿¯‹BÔŸ»»Ð vŽmÐ'ÎËàø»j¿»àÉ¿»Ðûm¿»ÐÎ»}!îîîÚîþ{"¿»Ð-/ßç=[~m~Î
üó~.]ýÔ¿»ä•~¿ääõ»?nù»T-¿»äçç¿ääÒæîîî±îîîÚîîî±îîîÚîîÞF//}ºÕ³å˜Ò¿wøV?ßþ²Ü÷»ð»?
.¿»¿)]~Ê{ÇL`?¿»Õxâ ÒŠlrôÌ.m1âîîÚîîî±îîîÚîîî±îîîê/ß X=[J-m~'"üóJ-.]¢‹^¿à-¿äÐñ»?m^¿ä
Ðú»?}~þä.mZâîî±îîîÚîîî±îîîÚîîî//IŽÕ³º×Ò¿CÌ"?€Tþ†è÷»T^ðð.¿ää)]Jþ{Ç??¿àxâõlrÀ
KÌ.2nâîÚîîî±îîîÚîîî±îîîÚÞ/€çX=o~-m!ÎAüÇ~-.ý‹^‹»à-à»Ðñm^à»Ðú}~¡».Ynâî±îîîÚîîî±
îîîÚîîî±Þ/}ŽÕìäxÒ‹wÌA`ßTÊ²è÷ä^Ã».à»à)i~þ{¯L??‹»àx½ÒÕlFôKÌqmnâ‹èõ»Tnù»?¿»æõ»?
-¿»ç÷ K   »»Ð vŽmÐ'ÎËàø»j¿»àÉ¿»ÐÀ»}¸÷»J¿»Ð»Õð»?M¿»äçîÚþ{Ìàø»j¿»àÉ¿»àÃ»M

¿»áú»□"~þö¿¿»àª»□.)¿»Ð¨»□Ža¿»Ð¨»□½R¿»à¯»□MÂ
»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»ÐÀ»□}¸÷»□)¿»Ðéëõ»?M¿»□âçîÚ¿ÇüÕ¿»àÁ»□n¦»□□‹»Ðæª»□-‹»Ðç¸o¿ø□□^¿ä
àÕñ□□½¿ààÕ ‹»Ð÷ä□½f‹»àÕä□Mö=»»Ð□vŽmÐ'ÎËàø»□Z¿»ÐµÒ÷»?M¿»□w~¿□àÕ»TMÖÝéÝÝ¿¯ü»□
Y/ï_Mö¢y¯¡□ð¡}¯'ßCø-‹^¿□à-¿äÐô»?}ç÷ä□~¿□ÐäÕ¯»□M‹»Ðä¨ñ‹¿□àõ»Tnù»?M¿»□w~¿□Ðñ»Tm»^‹»Ðôä
□=~Êó"{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»ÐÀ»□m□¿»ÐÎ»□}!lÌÌøÌÌ¿¯ü‹¿□àõ»Tnù»?□¿»
□æõ»?-¿»□ççoûFô K
Kô-à»ÐõÄ»□□à»Ðtz□»□Ñ¿»ÐÎ¿»à©»□.¡□-□¢»□□‹»à"À{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎË£‹¿»Ôð»□□ç
ô»?Ž¿»□ú»□Z¿»à
ù»□)¿»à}îîî‹Çü»T=„/ûIDB«ñ}kÂ›□M‰oÏ$
¿ÄüDÏ6ü§{ww(wwwCwww(wwwCww-Kôÿ ÿ»□)^½ÓâÌ¿»äGn-àÙt·º]~/□FÄ?=Kô»Tn□#I~~½'Ëü»?}.□É□ýò¿□
¿»□tN¿□àø»T-¿»Ôö»□q•¿»äñ»□qâ? Kôÿ ÿ¿»äJ□Ï"ü»□ïéÜâ
ã/ß□-¯~¡"{ww(wwwCwww(wwwCww-K Kô-AM}¿□Ðdç©
{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□J¿»Ð ÷»□™□MÝ,Ý¿ÇèCøò□Bôñ*Ðdý¨}kö--.Õ¾Ðd¯Ç"K K
{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎË£º»ÐÄúÿ]¤›}âæçäÞ¸hx;éM³Ž□~îþoÌÌôV»»Ð□vŽmÐ'ÎË£º»àÄúÿ]¤›
}âæçäÞ¸hx;éM³Ž□~îþoÌÌôV»»Ð□vŽmÐ'ÎË£º»ÐÄúÿ]¤›}âæçäÞ¸hx;éM³Ž□~îþoÌÌôV»»Ð□vŽmÐ'ÎË£º»àÄú
ÿ]¤›}âæçäÞ¸hx;éM³Ž□~îþoÌÌôV{ww(wwwCwww(wwwCww-K
Kô-à»ÐõÄ»□}à»ÐFZæ¿»□ôñ}‹»ÐFlæ¿»Õà¿»□T□þ□□}¿äÐFnÒ¿»Ð¨ù»□ï~Rb¨
{ww(wwwCwww(wwwCww-»»Ð□□ÏËÈ»□}□næ□Ñ'%v±&¿à□]~□;ýòÚÀ□¯□ðñÚ÷Î"»»Ð□□ÏËÈ»□}□næ□Ñg-ë*î&¿Õ
(]~Âdýòîô□¯Q¯ñÚÄú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Ïÿü»□"Fnæ□¯M¯`
»»Ð□□ÏËÈ»□}□næ□Ñ'%v±êÕû¯^M~□Ý/¯yl¯ø…ÄóŠ›M□¯§ÜÄùÎ"»»Ð□□ÏËÈ»□}□næ□Ñg-ë*ÞêÕÏ›^M!MÝ/›Ml¯
§ÚÄó¾¯M□ðøÚÄÍú"{ww(wwwCwww(wwwCww-K
Kô-à»ÐõÄ»□}à»ÐFZæ¿»□Óó»?½áx=□¿»äêÑôV{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□1□Mwßøåçp¿è÷□□½~à»
Ðêåôñ}□næ¯j½ë÷¥"»»Ð□□ÏËÈ»□}□næÐPTçâý¿à(i~□d¢òÚô.êð□…÷ú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»
□1□Mwßøåçp¿è÷□□½~à»Ðêåôñ}□□□~‹éÒ%□çÕãæåç¯1-^ÒÐñ›M(~¯?=»»Ð□□ÏËÈ»□}□næÐPTçâý¿à(i~□d¢òÚ
ô.êð□…÷ú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M¯`
»»Ð□□ÏËÈ»□}□næÐPTçâý¿à(i~□d¢òÚÄÂ□¯Mc¯ñÚðñ□¯□œ¯?={ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯
Mlð? »»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯Ml‹ÈöúÎ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M<ð?
»»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯M<‹ÈöúÎ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯M□ð?
»»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯M□‹ÈöúÎ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯Mœð?
»»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯Mœ‹ÈöúÎ{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯□¯`
»»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯□¿üöú"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íÿü»□"Fnæ□¯}¯`
»»Ð□□ÏËÈ»□n-□ŽÒÑ×IÖp¯}¿üöú"{ww(wwwCwww(wwwCww-K
Kô□à»àØÑáxâ½¿»àÁ»□.y•â¿□ÐÕ»T}·Ži~Ÿ{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□ò.}¿□ÐÕ»T}ç÷
□□□¿äÐdÝéÝÝ¿¯ü»□
Y/ï_Mö¢yl¿È©□ÚÄÇ‹l¯þM□¿üö□Ú›ù‹l›¡□¿-ö□ÚÄ‹l¯þ□¿ÈÄ:ñ‹1¿»ÐÞÒ÷»TM¿»äw-¿äàð»?MÖ?V»»Ð□vŽmÐ
'ÎË£‹¿»Ôö»□ò.}¿□ÐÕ»T}ç÷□□^¿äàÒÖéÝÝÝ$Ì¿»äCøò□BôñI^□□!¿éÒ□TçÒ¼Òåç□¯n-□Òäñ¯Mw~ð?□¿Üö»□ò
.}¿□ÐÕ»T}ç÷□□□¿äÐdý§»»Ð□vŽmÐ'ÎË£‹¿»Ôö»□ò.}¿□ÐÕ»T}ç÷□□□¿äàØåÕîîîàÇü»?=„/□$D□‹èö»T-.}‹
»ÐÕä□}çÃ»□□à»ÐdÉ÷»□"^□□J¿éÒzTçÒ×Òåçp¯n-jÒäñÄMw~›??
{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íý¿»Ð8äfþÆêÕ»!¯?
»»àÙ0ÒçÓ×Ü¼£»□}□□-□¢ò‹n‹»Ðê□÷»□y¿»Ð(~¿»äñ»□Ñ]□þ§»»Ð□□ÏË‹»ÐçzÑé÷¯.]B*.=.ì~þòµÖê%y□¿Ù+
ç÷ú§{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íý¿»Ð¸%ÑéÄ›.]□u.=□]~þ-êÖê□M□¿†tç÷Î"»»àÙ0ÒçÓ×Ü¼£»□}□□-□¢
ò‹n‹»Ðê□÷»□y¿»Ð(~¿»Õõ»□qmý"»»Ð□□ÏË‹»Ðg»fÞ³jò›□º'%vZò□Ž□áxIâ/¯^âë÷ú§{ww(wwwCwww(wwwCw
w-K
Kô-à»ÐõÄ»□}à»ÐFZæ¿»¿á□¿□Ðå'zvŸ{ww(wwwCwww(wwwCww-»»Ð□□ÏËÈ»□}□næ□Ñ'%v±&¿à□]~□;ýòêÄú"»
»Ð□□ÏËÈ»□}□næ□Ñg-ë*î&¿Õ(]~Âdýò Þñú"{ww(wwwCwww(wwwCww-K
Kô=à»Ð„É»□]à»àÒä¿»Ð¨»□Mjõð»TM¿»ä³Ž]!ÞT□Ê»□^à»àÒÒä&!½ý»?^¿»¿b□□ìdŸ{ww(wwwCwww(wwwCww
-»»Ð□vŽmÐ'ÎË£‹¿»ÕÚäðä□½àÁ»□}à»ÐZéÝÝÝ¢{Ì/‹»à □ö¢MX¿ÈöeÕ·Ž™[/Ú›ö:_Û
MöýM<¿üö:ÖèŽ-[□ÚÄóe_ï
yö¢MC¿ÈÖ□Ö·Žò[/Úðñ:_ ÿÿÿËÿÿÿ ÿÿÿËÿÿÿ ÿÿÿ:Ðd/…Äù‹X¯c}´ØºÕ-Mœ¯¬Õ□ÐP/êðÕl¯cIëØºª¢□¯ÇÿÕ□
□d/ÚÄ‹l¯<}ëØŽÕ¢}ðóÕ□øÏÏÏ"ÏÏÏøÏÏÏ"ÏÏÏøÏÏÏQÐd/îÄö‹3¯¡M□¿ÈöEÚÄñ¿l¯¡□œ¿ÈÂ□êðÕl¯¡I¿Èöe
»»Ð□vŽmÐ'ÎËàø»□Z¿»Ð¶ÛYð□□^¿äàÒYª¿»àª»□~Úîî¿¯lBD«»»Ð□vŽmÐ'ÎËàø»□□¿»Ðºñ»□™¿»àz□¿»Õð»□□
ÖÝÝéÝ¿Ç£»□□Àò}Žš³áxæ¿wÌ™?ï×ÖÒÕ¿‡õ»□*ù»□□¿»äÓo/¿§»□½‹»àÕV¿»ÐÃ»□½9¿»àÄ»□M™Â_¿Ì»□½à»àÕ=
¿»Ð¨»□½R¿»à¯»□MòÉ?¿ääÒæ□îîî±îîîÚîîî±îîîÚîîîÂñò}ºÕ³â¯Ò¿wøÄ?ï¯âÒÕ‹ØÕ»T□ù»?^¿»¿ço/‹ø»□â
¿»àá
¿»□÷»□%f¿»¿Ò»□yÆÉÌ"ÌÌÌøÌÌ?à»àÒÒ&Î$□Ÿ»»Ð□vŽmÐ'ÎËàø»□*¿»Ð«àæîÚîîî±î¿ÇÈ»□□®ò}Žá³áx□¿wÌò
?ï×½ÒÕ□ð.mn½îîîÚîîî±îîîÚîîî±îîÞ-/ßç□=[~□ý{Ççúó~□.]Í□ïÒæ□Îô »»Ð□vŽmÐ'ÎËàø»□
¿»ÐÛ¿»ÐÁ»□.R¿»ÐÃ»□M□õ°»äô»□b~îîÊ{Ì/àø»□šM□¿äÐ[□‹»Ð÷ä□-ÕK¿ø»Tn¿»äéÜY¯»□^‹»àÒ□ž¿»Õõ»□!
þó□øFÄoàø»□□¿»Ðºñ»□™¿»àz□¿»Õð»□□Öo¿Ì»□□à»ÐÕÕæ¿ÁC@Ÿ»»Ð□vŽmÐ'ÎËàø»□i¿»à□ð»□I¿»Ð»U□»?M¿
»□ã÷»?^¿»¿ÒÖÝé¿Çüä□=„□Ï$D@ßç%åé÷›q]Bu□=.]!þòÚÑÒð›"äU□Íó÷‹b¿»Ð°¿»Ðª»□.9¿»Ð¨»□Mjõ°»□ô»
□ ~þ"{ww(wwwCwww(wwwCww-»»Ð¾Õ;Íý¿»Ð¸%ÑéÄ›.]□u.=□]~/ð].
‹ÙGˆª ? »»àÙ0ÒçÓ×Ü¼£»□}□□-□p¿ØõÕ□.
à»Ð÷□□Mª°»ÐÀ»□=!¿»àÁ»□.2ý"»»Ð□□ÏËÈ»□M1¿ÙYJRbçpêõ:={ww(wwwCwww(wwwCww-K
{ww(wwwCwww(wwwCww-»»Ð□vŽmÐ'ÎËàø»□y.¿»□äñ»?-¿»□ççîÛîîî±¿Çü□□□Ð;/ÚÄÄ‹l¯þM<¿üö□Ú›ñ‹l›¡

MœàÈö:‹ÁÜ·9¿éÐPýöl□Ÿ»»Ð□vŽmÐ'ÎËàø»□yç!¿äÐáñ□□-¿äÐçÇúÎîÎ±¿Çü□□□Ð;/ÚÄÂ‹l¯þM<¿üö□Ú›ñ‹l›
¡MœàÈö□Î÷‹lð¡□¿üö:¿žÜ·f‹éÐd¢ölD«»»Ð□vŽmÐ'ÎËàø»□:ò»□□□¿»äú»□"~îîÚîîî¡{Ì¿□à
M©¢□¿üö:¿žÜ·f‹éÐd¢ölD«»»Ð□vŽmÐ'ÎËàø»□I.¿»□àñ»?-¿»□çÇÎÚîîî±¿Çü□□□Ð;/Ú÷¿l¯óDÌ}kÃ›□M‰oÏ
FÀ
»»Ð□vŽmÐ'ÎËàø»□j¿»àÉ¿»ÐÎ»□}!îîîÚîîîàÇü»?}^□Â~¿éæ%Tç□äÒåÓ/¯nò^ÒäÅ›Mw!¯?¿õÜ·fàéÐdÉölDÀ
»»Ð□vŽmÐ'ÎËàø»□%G¿»□ãçÎÚîîî±î¿ÇÈ»□}4ö›□yÖ□ï_Mõ¢yl¿É©□ÚÄÇ‹l¯þM□¿üö□Ú›ù‹l›¡□¿–ö□ÚÃ‹l¯þ
□¿ÈÃ:
»»Ð□vŽmÐ'ÎËàø»□%§¿»□çÇÎÚîîî±î¿ÇÈ‹¿»□{ô»?=~þDÌ¿»ä·f¿¶ÐdýÃlDŸ{ww(wwwCwww(wwwCww–K K
K □Ò'°âxäääæ¯òâwÐòöúÂG□ÏóÇ{Ï¯ò.Õ¹* –¼÷šhbÌ"ÌÌÌ‹;\□Äu□\®¢ð
8bÌ"ÌÌÌ‹;¬□Ó□□□''ú □bÌ"ÌÌÌ‹;lôž
óÁ0)CŸ¯bÌ"ÌÌÌ‹;lóž5úÁ5)□ŸxbÌ"ÌÌÌ‹;lõžAøÁ□)–Ÿ□bÌ"ÌÌÌ‹;¬□ÃH□<7¢ö ¯bÌ"ÌÌÌ‹;¬□ó–□<-2ú
XbÌ"ÌÌÌ‹;lõž5ùÁ,$eŸ¨bÌ"ÌÌÌ‹;lõž¯úÁU%•Ÿh$Æ"ÌÌÌ‹;<õžŠùÁT#QŸh&Æ"ÌÌÌ‹;<ñž
øÁ>*UŸh#Æ"ÌÌÌ‹;lúž□÷Á□'¡Ÿh!Æ"ÌÌÌ‹;lõžqðÁ£$□Ÿh)Æ"ÌÌÌ‹;¬□#v□œ¼'ô h'Æ"ÌÌÌ‹;lôžPùÁt$PŸh
Æ"ÌÌÌ‹;lóžhøÁ□$gŸh(Æ"ÌÌÌ‹;lôžXøÁ□&□Ÿh%Æ"ÌÌÌ‹;\□ó□□<□Bø h*Æ"ÌÌÌ‹;¬□#
□□'Rð 8$Æ"ÌÌÌ‹;lôžSôÁw YŸ8&Æ"ÌÌÌ‹;lõž„óÁ□
□Ÿ8#Æ"ÌÌÌ‹;<øž…óÁ-(□Ÿ8!Æ"ÌÌÌ‹;<óž7øÁa$•Ÿ8)Æ"ÌÌÌ‹;lõžYóÁ□!¨Ÿ8'Æ"ÌÌÌ‹;lôž□ðÁ□ □Ÿ8
Æ"ÌÌÌ‹;\□S@□LERÖ 8(Æ"ÌÌÌ‹;¬□Ó¯□¬c2ö
8%Æ"ÌÌÌ‹;lõž¯õÁ¥!CŸ8*Æ"ÌÌÌ‹;¬□□p□¬□¢ñ □$Æ"ÌÌÌ‹;\□3¦□\srñ □&Æ"ÌÌÌ‹;\□ÓY□Œmrø
□#Æ"ÌÌÌ‹;¬□C □□\¢ó □!Æ"ÌÌÌ‹;lðž¨ùÁ£#□Ÿ□)Æ"ÌÌÌ‹;<ðžCøÁ3*¨Ÿ□'Æ"ÌÌÌ‹;lúž…øÁp)ZŸ□
Æ"ÌÌÌ‹;l÷žwúÁ£ Ÿ□(Æ"ÌÌÌ‹;Œ□ÃF□\-2ø □%Æ"ÌÌÌ‹;|□SU□|b'÷ □*Æ"ÌÌÌ‹;□□□`□□¼'ð
¯$Æ"ÌÌÌ‹;\□Ó£□□w,ö ¯&Æ"ÌÌÌ‹;□□S5□\□2ù ¯#Æ"ÌÌÌ‹;|□S□□¬0¢ö
¯!Æ"ÌÌÌ‹;□□□‡□□TBú ¯)Æ"ÌÌÌ‹;□□cp□¬RRô ¯'Æ"ÌÌÌ‹;lõž©öÁ%(PŸ¯
Æ"ÌÌÌ‹;løž□ùÁ²'PŸ¯(Æ"ÌÌÌ‹;lùžŠóÁ®(AŸ¯%Æ"ÌÌÌ‹;lõž©ùÁS#□Ÿ¯*Æ"ÌÌÌ‹;|□Ci□lR□ø
x$Æ"ÌÌÌ‹;œ□c©□|□bñ x&Æ"ÌÌÌ‹;|□3¯□\N□õ x#Æ"ÌÌÌ‹;□□Sj□L¾rõ
x!Æ"ÌÌÌ‹;|□3@□<Grö x)Æ"ÌÌÌ‹;□□□X□|T□ð x'Æ"ÌÌÌ‹;œ□Ã‰□\$Rñ x
Æ"ÌÌÌ‹;œ□Ã8□Œ~□ð x(Æ"ÌÌÌ‹;¬□□–□|RBð
x%Æ"ÌÌÌ‹;lñž¯úÁ£(IŸx*Æ"ÌÌÌ‹;lõžQõÁ□&–Ÿ□$Æ"ÌÌÌ‹;\□C:□œ'r÷ □&Æ"ÌÌÌ‹;l□Ã¦□|£□ð
□#Æ"ÌÌÌ‹;□¦@□CbÎ □!Æ"ÌÌÌ‹;¬□@L¨BÍ □)Æ"ÌÌÌ‹;l□cE□¬□¢ð
□'Æ"ÌÌÌ‹;\T@\v,Å □ Æ"ÌÌÌ‹;œI@¬SbÃ □(Æ"ÌÌÌ‹;ŒS@\□rÃ
□%Æ"ÌÌÌ‹;Œz@□□bÌ □*Æ"ÌÌÌ‹;l□SS□<s□ð ¯$Æ"ÌÌÌ‹;<□35□|M,õ ¯&Æ"ÌÌÌ‹;<□3
□œ□'ù ¯#Æ"ÌÌÌ‹;l□#5□Œc¢ø ¯!Æ"ÌÌÌ‹;LB« K
□Ò'°âñÐq"xn¯yN□<Ø:~3ÌÌÌøÌÌ¿¯Ü¶ë˙-¿éXm/¯Z'-¯®mKõ-MàòeñÚ:J□mlðñÚêf□ëñE¯-ãÄú"K
□Ò'°âxäääæâ¯òâwÐòñúÂG□ÏóÇ{Ï¯ò.Õ¹* –¼÷šhbÌ"ÌÌÌÇÁeóž™#Z«8bÌ"ÌÌÌÄÁ3÷žª)t«□bÌ"ÌÌÌÄÁ□ñžP&
c«¯bÌ"ÌÌÌÍÁsõžŠ*□«xbÌ"ÌÌÌÄÁ¯øž
*§«□bÌ"ÌÌÌÄÁ□õž€'E«¯bÌ"ÌÌÌÄÁS÷ž□)c«XbÌ"ÌÌÌÄÁWøž§!F«¨bÌ"ÌÌÌÄÁcùžD)W«h$Æ"ÌÌÌÎÁ@óž:%e«h
&Æ"ÌÌÌÍÁ¯øžU i«h#Æ"ÌÌÌÄÁ™öžS%©«h!Æ"ÌÌÌÄÁ□ñž•%£«h)Æ"ÌÌÌÄÁvñž€#Š«h'Æ"ÌÌÌÄÁ–öžv$Q«h
Æ"ÌÌÌÍÁcùž•'e«h(Æ"ÌÌÌÄÁ‡÷ž£)„«h%Æ"ÌÌÌÇÁ
øž'("«h*Æ"ÌÌÌÄÁVôž□ ª«8$Æ"ÌÌÌÄÁIøž6!X«8&Æ"ÌÌÌÃÁZúž□#□«8#Æ"ÌÌÌÎÁ□øž□*¯«8!Æ"ÌÌÌÌÁ ðža
5«8)Æ"ÌÌÌÄÁ6÷ž‡&:«8'Æ"ÌÌÌÄÁyõž□'•«8
Æ"ÌÌÌÇÁ…ôžv(8«8(Æ"ÌÌÌÄÁ□úž€&□«8%Æ"ÌÌÌÄÁJñž□)€«8*Æ"ÌÌÌÄÁ□úž□*©«□$Æ"ÌÌÌÇÁ öž6
Y«□&Æ"ÌÌÌÇÁ¥úžw*I«□#Æ"ÌÌÌÄÁFùžs'@«□!Æ"ÌÌÌÃÁ□ðž–&€«□)Æ"ÌÌÌÄÁP÷ž□$d«□'Æ"ÌÌÌÄÁWøž¯%p«□
Æ"ÌÌÌÃÁ□ðž¯'-«□(Æ"ÌÌÌÇÁyðž-!□«□%Æ"ÌÌÌÄÁU÷ž1$¯«□*Æ"ÌÌÌÇÁƒùž□
□«¯$Æ"ÌÌÌÇÁ¥ñž6$g«¯&Æ"ÌÌÌÇÁcùž□%□«¯#Æ"ÌÌÌÄÁuøžƒ%a«¯!Æ"ÌÌÌÇÁDøž
)„«¯)Æ"ÌÌÌÇÁ„ðžP! «¯'Æ"ÌÌÌÄÁEõž7! «¯ Æ"ÌÌÌÃÁ•øž□&5«¯(Æ"ÌÌÌÍÁ
óži%a«¯%Æ"ÌÌÌÄÁEúž‡'ª«¯*Æ"ÌÌÌÄÁ¯õžV&□«x$Æ"ÌÌÌÄÁIõž9$Q«x&Æ"ÌÌÌÃÁh÷ž¤#J«x#Æ"ÌÌÌÇÁcøž@&
v«x!Æ"ÌÌÌÄÁhôž□$□«x)Æ"ÌÌÌÄÁS÷žy) «x'Æ"ÌÌÌÄÁ%ùž□ 4«x Æ"ÌÌÌÄÁYóž¡(a«x(Æ"ÌÌÌÄÁDôž¥
:«x%Æ"ÌÌÌÍÁ□ðž¥'d«x*Æ"ÌÌÌÄÁ¯ùžY$E«□$Æ"ÌÌÌÇÁXöžY
□«□&Æ"ÌÌÌ½ôÁ‰□PŸ□#Æ"ÌÌÌw÷ÁszWŸ□!Æ"ÌÌÌuðÁ:□1Ÿ□)Æ"ÌÌÌ
ùÁ–~šŸ□'Æ"ÌÌÌ7õÁ□|sŸ□
Æ"ÌÌÌ¢ðÁ□vUŸ□(Æ"ÌÌÌ§öÁwvfŸ□%Æ"ÌÌÌ7ñÁPuJŸ□*Æ"ÌÌÌ#úÁ□~UŸ¯$Æ"ÌÌÌ□ñÁqyWŸ¯&Æ"ÌÌÌ\öÁQz□Ÿ¯#
Æ"ÌÌÌ□ùÁ□□…Ÿ¯!Æ"ÌÌÌ‹;LB« K
□Ò'°âñÐq"xn¯yN□<Ø:~CÌÌÌøÌÌ¿¯Ü¶ë˙-¿éXm/¯Z'-¯®mKõ-MàòeñÚ:J□m□ðñÚêf□ëñE¯-ãÄú"K
□Ò'°âxäääæâ¯òâwÐò÷úÂG□ÏóÇ{Ï¯ò.Õ¹* –¼÷šhbÌ"ÌÌÌÇÁeóž™#Z«8bÌ"ÌÌÌÄÁ3÷žª)t«□bÌ"ÌÌÌÄÁ□ñžP&
c«¯bÌ"ÌÌÌÍÁsõžŠ*□«xbÌ"ÌÌÌÄÁ¯øž
*§«□bÌ"ÌÌÌÄÁ□õž€'E«¯bÌ"ÌÌÌÄÁS÷ž□)c«XbÌ"ÌÌÌÄÁWøž§!F«¨bÌ"ÌÌÌÄÁcùžD)W«h$Æ"ÌÌÌÎÁ@óž:%e«h
&Æ"ÌÌÌÍÁ¯øžU i«h#Æ"ÌÌÌÄÁ™öžS%©«h!Æ"ÌÌÌÄÁ□ñž•%£«h)Æ"ÌÌÌÄÁvñž€#Š«h'Æ"ÌÌÌÄÁ–öžv$Q«h
Æ"ÌÌÌÍÁcùž•'e«h(Æ"ÌÌÌÄÁ‡÷ž£)„«h%Æ"ÌÌÌÇÁ
øž'("«h*Æ"ÌÌÌÄÁVôž□ ª«8$Æ"ÌÌÌÄÁIøž6!X«8&Æ"ÌÌÌÃÁZúž□#□«8#Æ"ÌÌÌÎÁ□øž□*¯«8!Æ"ÌÌÌÌÁ ðža
5«8)Æ"ÌÌÌÄÁ6÷ž‡&:«8'Æ"ÌÌÌÄÁyõž□'•«8
Æ"ÌÌÌÇÁ…ôžv(8«8(Æ"ÌÌÌÄÁ□úž€&□«8%Æ"ÌÌÌÄÁJñž□)€«8*Æ"ÌÌÌÄÁ□úž□*©«□$Æ"ÌÌÌÇÁ öž6
Y«□&Æ"ÌÌÌÇÁ¥úžw*I«□#Æ"ÌÌÌÄÁFùžs'@«□!Æ"ÌÌÌÃÁ□ðž–&€«□)Æ"ÌÌÌÄÁP÷ž□$d«□'Æ"ÌÌÌÄÁWøž¯%p«□
Æ"ÌÌÌÃÁ□ðž¯'-«□(Æ"ÌÌÌÇÁyðž-!□«□%Æ"ÌÌÌÄÁU÷ž1$¯«□*Æ"ÌÌÌÇÁƒùž□
□«¯$Æ"ÌÌÌÇÁ¥ñž6$g«¯&Æ"ÌÌÌÇÁcùž□%□«¯#Æ"ÌÌÌÄÁuøžƒ%a«¯!Æ"ÌÌÌÇÁDøž

)„«˜)Æ"ÌÌÌÇÁ„ðžP! «˜'Æ"ÌÌÌÅÅEõž7! «˜ Æ"ÌÌÌÃÁ•øž□&5«˜(Æ"ÌÌÌÍÁ
óži%a«˜%Æ"ÌÌÌÅÅEúž‡'ª«˜*Æ"ÌÌÌÂÁˆõžV&□«x$Æ"ÌÌÌÂÁIõž9$Q«x&Æ"ÌÌÌÂÁh÷ž¤#J«x#Æ"ÌÌÌÇÁcøž@&
v«x!Æ"ÌÌÌÂÁhôž□$□«x)Æ"ÌÌÌÂÁS÷žy) «x'Æ"ÌÌÌÂÁ%ùž□ 4«x Æ"ÌÌÌÂÁYóž¡(a«x(Æ"ÌÌÌÂÁDôž¥
:«x%Æ"ÌÌÌÍÁ□ðž¥'d«x*Æ"ÌÌÌÂÁˆùžY$E«□$Æ"ÌÌÌÇÁXöžY
□«□&Æ"ÌÌÌ½ôÁ%□PŸ□#Æ"ÌÌÌw÷ÁszWŸ□!Æ"ÌÌÌuðÁ:□1Ÿ□)Æ"ÌÌÌ
ùÁ–~šŸ□'Æ"ÌÌÌ7õÁ□|sŸ□
Æ"ÌÌÌ¢ðÁ□vUŸ□(Æ"ÌÌÌ§öÁwvfŸ□%Æ"ÌÌÌ7ñÁPuJŸ□*Æ"ÌÌÌ#úÁ□~UŸˆ$Æ"ÌÌÌ□ñÁqyWŸˆ&Æ"ÌÌÌ\öÁQz□Ÿˆ#
Æ"ÌÌÌ□ùÁ□□…Ÿˆ!Æ"ÌÌÌ‹;LB« ˆ)Æ"ÌÌÌÀ K
□Ò'°âñÐq"xnˆyN□‹Ø:~#ÌÌÌøÌÌ¿ˆÜ¶ëˆ-¿éXm/¯Z'-¯®mKõ-MàòeñÚ:J□m|ðñÚêf□ëñE¯-ãÂú"K
□Ò'°âxäääæâ¯òãwÐòøúÂÇ□ÏóÇ{Ì ò.Õ'* -¼÷šhbÌ"ÌÌÌ‹;<□□@□Œ42ö 8bÌ"ÌÌÌ‹;<□C□□Œa2ô
□bÌ"ÌÌÌ‹;<□#¥□<}□÷ ˜bÌ"ÌÌÌ‹;□□3v□|t□ö xbÌ"ÌÌÌ‹;<□Ó □L5'ó
□bÌ"ÌÌÌ‹;<□cª□\˚□÷ ˜bÌ"ÌÌÌ‹;<□Ã„□□¥¢õ XbÌ"ÌÌÌ‹;<□SS□Œ-□ô
¨bÌ"ÌÌÌ‹;œ□#□□ln□ñ h$Æ"ÌÌÌ‹;Œ□□□□□|□ù h&Æ"ÌÌÌ‹;|□Sª□l bø
h#Æ"ÌÌÌ‹;œ□Ó¦□Œ5'ð h!Æ"ÌÌÌ‹;<□Ó‡□\^Bø h)Æ"ÌÌÌ‹;<□CF□Œ>2ð
h'Æ"ÌÌÌ‹;<□#š□Œ"2÷ h Æ"ÌÌÌ‹;□□□U□□S2ð h(Æ"ÌÌÌ‹;<□S¦□ŒU'ö
h%Æ"ÌÌÌ‹;<□3˜□<"□ñ h*Æ"ÌÌÌ‹;<□CA□| □÷ 8$Æ"ÌÌÌ‹;<□Ã
□|˚,ô 8&Æ"ÌÌÌ‹;œ□CU□Œ.'ð 8#Æ"ÌÌÌ‹;□□ÓP□ŒR,ø 8!Æ"ÌÌÌ‹;|□ÃH□\˚2ù
8)Æ"ÌÌÌ‹;œ□ÃU□œp¢ö 8'Æ"ÌÌÌ‹;<□#'□œw,÷ 8 Æ"ÌÌÌ‹;<□3□□LC□ñ
8(Æ"ÌÌÌ‹;<□C□□\rb÷ 8%Æ"ÌÌÌ‹;<□□@□□§□ö 8*Æ"ÌÌÌ‹;<□Cz□¬Bb÷
□$Æ"ÌÌÌ‹;l□óh□\,,ð □&Æ"ÌÌÌ‹;<□3"□|žbõ □#Æ"ÌÌÌ‹;<□c˜□|1rõ
□!Æ"ÌÌÌ‹;œ□□X□œa□ó □)Æ"ÌÌÌ‹;□□C□□œ@2ñ □'Æ"ÌÌÌ‹;œ□□f□L□'ø □
Æ"ÌÌÌ‹;□□Ôu□\tBú □(Æ"ÌÌÌ‹;l□Óª□□®□õ □%Æ"ÌÌÌ‹;l□Ce□œ¥□ñ □*Æ"ÌÌÌ‹;l□S
□<crñ ˜$Æ"ÌÌÌ‹;<□3¦□\Q2ô ˜&Æ"ÌÌÌ‹;l□S3□¬ □õ ˜#Æ"ÌÌÌ‹;l□C@□\1¸÷
˜!Æ"ÌÌÌ‹;l□Ãh□Lœbø ˜)Æ"ÌÌÌ‹;l□#c□□□Bñ ˜'Æ"ÌÌÌ‹;<□ÓJ□□7b÷
Æ"ÌÌÌ‹;œ□c•□\b□ð ˜(Æ"ÌÌÌ‹;□□S□□lW□÷ ˜%Æ"ÌÌÌ‹;<□Ój□□¾2ö
˜*Æ"ÌÌÌ‹;l□cš□L´¢ð x$Æ"ÌÌÌ‹;l□□a□¬®□ô x&Æ"ÌÌÌ‹;l□c□□Œ ¢ú
x#Æ"ÌÌÌ‹;l□S"□¬0,ñ x!Æ"ÌÌÌ‹;l□c□□l}'ø x)Æ"ÌÌÌ‹;¬i@\□'Ì
x'Æ"ÌÌÌ‹;l□□E□l=2ñ x Æ"ÌÌÌ‹;l□□□□lžrù x(Æ"ÌÌÌ‹;<□3Z□\□□ú x%Æ"ÌÌÌ‹;□□C
□□`Rõ x*Æ"ÌÌÌ‹;<□Óp□□QRù □$Æ"ÌÌÌ‹;<□□Q□L!Bø □&Æ"ÌÌÌ‹;□™@Œ□bÎ
□#Æ"ÌÌÌ‹;lG@□ª'Ì □!Æ"ÌÌÌ‹;<"@\š□Ã □)Æ"ÌÌÌ‹;□f@L□RÇ □'Æ"ÌÌÌ‹;l
@œ†,Ç □ Æ"ÌÌÌ‹;l„@Lˆ□Ì □(Æ"ÌÌÌ‹;l□@¬šDÄ □%Æ"ÌÌÌ‹;l□@<□¢Ä
□*Æ"ÌÌÌ‹;□z@œ-bÎ ˆ$Æ"ÌÌÌ‹;|A@L3□Ä ˆ&Æ"ÌÌÌ‹;|c@<□RÀ
ˆ#Æ"ÌÌÌ‹;□•@□ ,Î ˆ!Æ"ÌÌÌ‹;LB« ˆ)Æ"ÌÌÌÀ K
□Ò'°âñÐq"xnˆyN□‹Ø:~ÓÌÌÌøÌÌ¿ˆÜ¶ëˆ-¿éXm/¯Z'-¯®mKõ-MàòeñÚ:J□mŒðñÚêf□ëñE¯-ãÂú"K
y¿»□kF~fMö K
Kÿÿ ßñ»?Mçx´âîîÊw»□A¿»àæF□wVKï÷ä□□-□îþ»T□¿»ää'î±îþ»?-¿ñ¯ÿï□ÚŽ¿»¿&þ»?□é¿äÐ±^úô
iÒÏ□t¤dØÏªªóªÊÏ)dnòVK KßúäÜ½k‹ÈÏ¿ää÷»?□-.±îþ»?
¿»¿ÕëfÚîþ»T}¿»ÕX%]!îîþ□□½¿ääÕ mdÝý(»□□‹»à" ÷¿»äó»□□~X□J□¿»□û»□j□ð
Kÿÿ ÿÿÿËÿß÷ä□½Ž™[ÝÝà»Ðñ□□Mçˆëâîúþ»□Q¿»ÐPTçâ±þ»□™¿ñð˚□î-‹ñðÿQé÷»?.ÕóVKÔ□□□UYä□}k□~RMÂ
9ÝÝ,Ýlìøüúùä□]éãIÖ¿äÐú»?½k ÿÿÿ□□mÖ,ÍDÌø®Mx,ÝÝÝéÝÝÝ'È/ÿË□dªÎ…,Á‹ÁÌÌ□¦□Y□□üƒ ÿ□dž'…,ž
ÌÌÌøÌÌÌ"ÌÌÌøÌÌl□ÌÌÌøÌ&Ì"ÌÌÌøÌÌ8□ÌÌÌ□KÌÌ"Ì8Ü□¿Ù'q}NÞÓX-ã¸îîîÚîîî¡²Ø:Jl?øR^½Ž™Íö
9ÝÝ,Ý<ÌøüúùÜä□]éãIÖ¿äÐú»?½kÝà»àñ□□.m□¿ðú□□mÖ,ÍDÌø®Mx,ÝÝÝéÝÝÝ'Ä/ÿËÿl ;
2Ä‹ÁÌÌ"-@□□Cüƒ ÿÿl=d
2›ÌÌÌøÌÌÌ"ÌÌÌøÌÌL□ÌÌÌøÌ$Ì"ÌÌÌøÌÌl□ÌÌÌXKÌÌ"ÌlÜ□¿Ù'q}NîÚîîî±îîîÚîîî±îî
j½Ž-'ö
9ÝÝ,Ý□ÌøüÚúä□^Òå¿»Ð¥»□½_Íóú ÿÿÿ□□mÖ,ÍDÌø®Mx,ÝÝÝéÝÝÝ'È/ÿËlªg□□rÃ‹ÁÌÌùz□□□7üƒ ÿlªS@□rœ
ÌÌÌøÌÌÌ"ÌÌÌøÌÌl□ÌÌÌøÌ&Ì"ÌÌÌøÌÌ8□ÌÌÌ□KÌÌ"Ì8Ü□¿Ù'q}NÞÓX-ã¸îîîÚîîî¡²Ø:J□?øR^½Ž™ÍÃÌ"Ì□ê□
□Ž]AÍÆ¿□Ðäç3Ý9ÝÝ,ÝœÌøüÚúä□^Òå¿»Ð¥»□½_ÍÆ¿ääñ»?.m¿¯úÿ¿□ÐfÝ,LÄÌØÚtÝ,ÝÝÝéÝÝÝ□üòÿËÿœ□E
Yü/ÌÌÌ"Y¡□¦Å?ø ÿÿœ!□
Y"ÌÌÌøÌÌÌ"ÌÌÌøÌÌ$"ÌÌÌøLÂÌ"ÌÌÌøÌÌ¶›ÌÌÌ,ÄÌÌ"ÌÆ]Ì›}â□çãîÚîîî±îîîÚîîî±îÞááëØÚcÌÌÌè¨^Ò¾Øå
áXü»□□~Îô=9ÝÝ,Ý|ÌøüÚúä□^Òå¿»Ð¥»□½_Íóú ÿÿÿ□□mÖ,ÍDÌø®Mx,ÝÝÝéÝÝÝ'È/ÿËlªg□□rÃ‹ÁÌÌùz□□□7ü
ƒ ÿlªS@□rœÌÌÌøÌÌÌ"ÌÌÌøÌÌl□ÌÌÌøÌ&Ì"ÌÌÌøÌÌ8□ÌÌÌ□KÌÌ"Ì8Ü□¿Ù'q}NÞÓX-ã¸îîîÚîîî¡²Ø:J|?øR^½
Ž™ÍÃÌ"Ì□ê□□Ž]AÍÃ¿□Ðäç3Ý9ÝÝ,Ý□ÌøüÚúä□^Òå¿»Ð¥»□½_ÍÃ¿ääñ»?.m¿¯úÿ¿□ÐfÝ,LÄÌØÚtÝ,ÝÝÝéÝÝÝ□ü
òÿËÿœ□E Yü/ÌÌÌ"Y¡□¦Å?ø ÿÿœ!□
Y"ÌÌÌøÌÌÌ"ÌÌÌøÌÌ$"ÌÌÌøLÂÌ"ÌÌÌøÌÌ¶›ÌÌÌ,ÄÌÌ"ÌÆ]Ì›}â□çãîÚîîî±îîîÚîîî±îÞááëØÚCÌÌÌè¨^Ò¾Øå
á□ü»□□~Îô=9ÝÝ,ÝŒÌøüÚúä□^Òå¿»Ð¥»□½_Íñú ÿÿÿ□□mÖ,ÍDÌø®Mx,ÝÝÝéÝÝÝ'È/ÿËl
¦ÙG'Ç‹ÁÌÌÉ`jx□yüƒ ÿl
'†G' ÌÌÌøÌÌÌ"ÌÌÌøÌÌl□ÌÌÌøÌ&Ì"ÌÌÌøÌÌ8□ÌÌÌ□KÌÌ"Ì8Ü□¿Ù'q}NÞÓX-ã¸îîîÚîîî¡²Ø:JŒ?øR^½Ž™ÍÉÌ
"Ì□ê□□Ž]AÍÃ¿□Ðäç3Ý9ÝÝ,Ý\ÌøüÚúä□^Òå¿»Ð¥»□½_ÍÃ¿ääñ»?.m¿¯úÿ¿□ÐfÝ,LÄÌØÚtÝ,ÝÝÝéÝÝÝ□üòÿËÿ□
-ø'Öü/ÌÌÌ"qyz6Ã?ø ÿÿ□f§'O"ÌÌÌøÌÌÌ"ÌÌÌøÌÌ$"ÌÌÌøLÂÌ"ÌÌÌøÌÌ¶›ÌÌÌ,ÄÌÌ"ÌÆ]Ì›}â□çãîÚîîî±îî
îÚîîî±îÞááëØÚÃÌÌÌè¨^Ò¾Øåá(ü»□□~Îô=